EXHIBIT 99.9


                            HERSHA HOSPITALITY TRUST
                    (a Maryland real estate investment trust)

                             2,500,000 Common Shares
                                ($0.01 Par Value)

                             UNDERWRITING AGREEMENT

April 20, 2004


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                             UNDERWRITING AGREEMENT

                                                                  April 20, 2004

UBS Securities LLC
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:

         CNL Hospitality Partners, L.P. (the "Selling Stockholder"), a shareholder of Hersha Hospitality Trust, a Maryland real estate investment trust (the "Company"), proposes to sell to UBS Securities LLC (the "Underwriter"), an aggregate of 2,500,000 shares (the "Firm Shares") of common shares, $ 0.01 par value (the "Common Stock"), of the Company. In addition, solely for the purpose of covering over allotments, the Selling Stockholder proposes to grant to the Underwriter the option to purchase from the Selling Stockholder up to an additional 316,460 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

         The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-113227), as amended, including a base prospectus, relating to the Shares, which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). The Company has prepared a prospectus supplement (the "Prospectus Supplement") to the base prospectus included as part of such registration statement setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business and the Selling Stockholder. The Company has furnished to you, for use by the Underwriter and by dealers, copies of one or more preliminary prospectuses, containing the base prospectus included as part of such registration statement, as supplemented by a preliminary Prospectus Supplement, and including the documents incorporated in such base prospectus by reference (each a "Preliminary Prospectus"), relating to the Shares. Except where the context otherwise requires, such registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Act and also including any other registration statement filed pursuant to Rule 462(b) under the Act, collectively, are herein called the "Registration Statement," and the base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as supplemented by the Prospectus Supplement, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day following the date of this Underwriting Agreement (the "Agreement") (or on such other day as the parties may mutually agree), is herein called the "Prospectus." As used herein,


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"business day" shall mean a day on which the New York Stock Exchange is open for trading. Any reference herein to the Registration Statement, the Prospectus, any Preliminary Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus, any Preliminary Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), and such copy shall be identical in content to any Prospectus or Preliminary Prospectus delivered to the Underwriter for use in connection with the offering of the Shares. As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

         The Company, Hersha Hospitality Limited Partnership (the
"Partnership"), the Selling Stockholder and the Underwriter agree as follows:

      1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Selling Stockholder the Firm Shares at a purchase price of $10.00 per Share. The Company and the Selling Stockholder are advised by the Underwriter that it intends (i) to make a public offering of the Firm Shares as soon as the Underwriter deems advisable after this Agreement has been executed and delivered and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

         In addition, the Selling Stockholder hereby grants to the Underwriter the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriter shall have the right to purchase from the Selling Stockholder, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriter to the Selling Stockholder for the Firm Shares. This option may be exercised by the Underwriter at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Selling Stockholder. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised.

      2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Selling Stockholder by Federal Funds wire transfer of immediately available funds to one or more bank accounts designated by the Selling Stockholder against delivery to the Underwriter of


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the Firm Shares through the facilities of The Depository Trust Company ("DTC")
for the account of the Underwriter. Such payment and delivery shall be made at 10:00 A.M., New York City time, on April 23, 2004 (unless another time shall be agreed to by the Underwriter, the Selling Stockholder and the Company). The time at which such payment and delivery are to be made is hereinafter sometimes called "the time of purchase." Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

         Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

         Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Shares shall be made at the offices of Underwriter's Counsel and the address of its New York office, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

      3. I. Representations and Warranties of the Company. Each of the representations and warranties made herein with respect to the Lessee are made to the best of the Company's knowledge, after due inquiry. The Company and the Partnership, jointly and severally, represent and warrant to and agree with the Underwriter that:

         (a) the Company meets the requirements for use of Form S-3 under the Act. The Registration Statement has been filed with the Commission and has been declared effective under the Act. The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. The Prospectus Supplement has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Act on or before the second business day following the date of this Agreement or on such other day as the parties may mutually agree. The Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act. Copies of the Registration Statement, the Preliminary Prospectus and the Prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of each of the Registration Statement and of each amendment thereto for the Underwriter) have been delivered to the Underwriter and their counsel. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

         (b) each part of the Registration Statement, when such part became or becomes effective or was or is filed with the Commission, and the Prospectus and any amendment or


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     supplement thereto, on the date of filing thereof with the Commission and at the time of purchase and any additional times of purchase, conformed or will conform in all material respects with the requirements of the Act. Each part of the Registration Statement, when such part became or becomes effective or was or is filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the time of purchase and any additional times of purchase, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Underwriter that was furnished in writing to the Company by the Underwriter, on behalf of the Underwriter, specifically for use in the preparation thereof. The last Preliminary Prospectus distributed in connection with the offering of the Shares did not, as of its date, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (c) the documents incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, when they became or become effective under the Act or were or are filed with the Commission under the Act or the Exchange Act, as the case may be, conformed or will conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (d) the Preliminary Prospectus was, and the Prospectus delivered to the Underwriter for use in connection with this offering will be, identical to the versions of the Preliminary Prospectus and Prospectus, respectively, created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

         (e) no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge are contemplated by the Commission;

         (f) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the Prospectus Supplement under the heading "Capitalization" and all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities


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     laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

         (g) the Company is and at each Closing Date will be the sole general partner of the Partnership; the Company owns approximately 85.2% of the units in the Partnership, and the limited partners of the Partnership own, in the aggregate, approximately 14.8% of the units in the Partnership;

         (h) the Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, and to execute and deliver this Agreement;

         (i) the Company is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, or results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect");

         (j) the Company has no subsidiaries (as defined in the Act) other than the subsidiaries provided on Schedule A (collectively, the "Subsidiaries"); the Company owns, directly or indirectly, the interests in each of the Subsidiaries as provided on Schedule A; other than the interests in the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, limited liability company, joint venture, association or other entity; complete and correct copies of the organizational documents of the Company, the Partnership and the Subsidiaries and all amendments thereto have been delivered to you, and no changes therein will be made subsequent to the date hereof and prior to the time of purchase; each Subsidiary has been duly organized and is validly existing as a corporation, limited liability company, limited partnership or trust in good standing under the laws of the jurisdiction of its organized, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; each Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries which are corporations have been duly authorized and validly issued, are fully paid and non-assessable and, except as disclosed in the Prospectus, the ownership interest of the Company in each Subsidiary are owned by the Company subject to no security interest, other encumbrance or adverse claims; and, except as disclosed in the Prospectus, no options, warrants or other rights


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     to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

         (k) the Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the Commonwealth of Virginia, with full partnership power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver this Agreement;

         (l) the Partnership is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Partnership;

         (m) Hersha Hospitality Management, L.P. (the "Lessee") has been duly organized and is validly existing as a limited partnership under the laws of the Commonwealth of Pennsylvania with all requisite partnership power and authority to conduct its business as now conducted and as proposed to be conducted, and to own, lease and operate its properties, as described in the Registration Statement and Prospectus, and is qualified to do business and is in good standing as a foreign limited partnership in each other jurisdiction in which the failure so to qualify could reasonably be expected to have a Material Adverse Effect on the Lessee. The Lessee is not in violation of any provision of its partnership agreement or other governing documents and is not in default or in breach of, and does not know of the occurrence of any event that with the giving of notice or the lapse of time or both would constitute a default under or breach of, any term or condition of any material agreement or instrument to which it is a party or by which any of its properties is bound, except as disclosed in the Registration Statement and Prospectus. No consent, approval, authorization or order from any court, governmental agency or body is required in connection with the consummation by the Lessee of the transactions contemplated herein and in the Registration Statement and Prospectus, except such as may be required by the Act, the Exchange Act, and applicable state securities or blue sky laws;

         (n) the Shares have been duly and validly authorized and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights;

         (o) the capital stock of the Company, including the Shares, and the units of the Partnership conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;


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         (p) this Agreement has been duly authorized, executed and delivered by the Company and the Partnership;

         (q) neither the Company, the Partnership nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its respective charter or by-laws, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company, the Partnership or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected, except with respect to (ii) as individually or in the aggregate would not have a Material Adverse Effect, and the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) the charter or by-laws of the Company or the organizational documents of the Partnership or any of the Subsidiaries, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company, the Partnership or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, the Partnership or any of the Subsidiaries;

         (r) during the period of at least the last 24 calendar months prior to the date of this Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. During the period of at least the last 36 calendar months preceding the filing of the Registration Statement, the Company has filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. As of the date of this Agreement, the aggregate market value of the Company's voting stock held by nonaffiliates of the Company was equal to or greater than $150 million;

         (s) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the consummation by the Company or the Partnership of the transactions contemplated hereby other than registration of the Shares under the Act, which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriter or under the rules and regulations of the American Stock Exchange or NASD;

         (t) except as set forth in the Registration Statement and the Prospectus, (i) no person has the right, contractual or otherwise, to cause
     (a) the Company to issue or sell to it


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     any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or (b) the Partnership to issue or sell to it any units or other equity interests of the Partnership, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; except as provided on Schedule B, no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;

         (u) each of the Company, the Partnership, the Lessee and the Subsidiaries has all necessary licenses, authorizations, franchises, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business, except where the failure to so have, file or obtain would not have a Material Adverse Effect; neither the Company, the Partnership nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company, the Partnership or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

         (v) all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

         (w) there are no actions, suits, claims, investigations or proceedings pending or threatened or, to the Company's or Partnership's knowledge, contemplated to which the Company, the Partnership, the Lessee or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby;


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         (x) all agreements between or among the Company, the Partnership and the Lessee and their respective Subsidiaries, respectively, are legal, valid, and binding obligations of the Company, the Partnership and the Lessee and their respective Subsidiaries, respectively, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by (i) bankruptcy, insolvency, moratorium, liquidation, reorganization, or similar laws affecting creditors' rights generally, regardless of whether such enforceability is considered in equity or at law, (ii) general equity principles and (iii) limitations imposed by federal or state securities laws or the public policy underlying such laws regarding the enforceability of indemnification or contribution provisions;

         (y) Reznick, Fedder & Silverman, CPAs, PC and Moore Stephens, P.C., whose reports on the consolidated financial statements of the Company, the Partnership and the Subsidiaries is incorporated into the Registration Statement and the Prospectus, are independent public accountants as required by the Act;

         (z) the audited financial statements included or incorporated in the Registration Statement and the Prospectus, together with the related notes and schedules, are accurate in all material respects and present fairly the consolidated financial position of the Company, the Partnership and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company, the Partnership and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; any pro forma financial statements or data included or incorporated in the Registration Statement and the Prospectus comply with the requirements of Regulation S-X of the Act and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data set forth in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus that are not included as required; and the Company, the Partnership and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectus;

         (aa) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been
     (i) any material adverse change, or any development reasonably expected to result in a material adverse change, in the business, properties, management, financial condition or results of operations of the Company, the Partnership, and the Subsidiaries, taken as a whole, or the Lessee,
     (ii) except as contemplated by the Prospectus, any transaction which is material to the Company, the Partnership and the Subsidiaries taken as a whole, (iii) except as disclosed in the prospectus,

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     any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company, the Partnership, the Lessee or the Subsidiaries, which is material to the Company, the Partnership and the Subsidiaries taken as a whole, or the Lessee, (iv) except as disclosed in the prospectus, any material change in the capital stock, ownership interests or outstanding indebtedness of the Company, the Partnership or the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

         (bb) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (cc) the Company, the Partnership and each of the Subsidiaries has good and marketable title to all property (real and personal) described the Registration Statement and in the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances except for such liens, security interests and encumbrances related to debt financing as provided on Schedule C or that would not individually or in the aggregate have a Material Adverse Effect; no person other than the Company and HT/CNL Metro Hotels, L.P. has an option or right of first refusal to purchase all or part of any hotel owned by the Company, the Partnership or the Subsidiaries (the "Hotels") or any interest therein; each Hotel complies with all applicable codes, laws, and regulations (including, without limitation, building and zoning codes, laws and regulations, and laws relating to access to hotels), except if and to the extent disclosed in the Prospectus and except for such failures to comply that would not individually or in the aggregate have a Material Adverse Effect; neither the Company nor the Partnership has knowledge of any pending or threatened condemnation proceedings, zoning change, or other proceeding or action that will in any manner effect the size of, use of, improvements on, construction on, or access to any of the Hotels, except such proceedings or actions that would not have a Material Adverse Effect;

         (dd) the Company, the Partnership and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, "Intellectual Property"); to the Company's knowledge (i) there are no third parties who have or will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (ii) there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's, the Partnership's rights, or the Lessee's in or to any Intellectual Property, and the Company and the Partnership are unaware of any facts which could form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Company and the Partnership are unaware of any facts which could form a reasonable basis for any such claim; (v) there is no pending or threatened action, suit, proceeding or claim by others that the Company or the Partnership infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company and the Partnership are unaware of any facts which could form a reasonable basis for any such claim; (vi) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vii) there is no prior art that may render any patent application owned by the Company or the Partnership of the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office;

         (ee) except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) neither the Company, the Partnership nor any of the Subsidiaries is engaged in any unfair labor practice; (ii) there is (A) no unfair labor practice complaint pending or, to the Company's or the Partnership's knowledge after due inquiry, threatened against the Company, the Partnership or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's or the Partnership's knowledge after due inquiry, threatened against the Company, the Partnership or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company, the Partnership, the Lessee or any of the Subsidiaries, and (iii) to the Company's knowledge after due inquiry, (A) no union organizing activities are currently taking place concerning the employees of the Company, the Partnership, the Lessee or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the Company, the Partnership, the Lessee or any of the Subsidiaries;

         (ff) the Company, the Partnership, the Lessee and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; except as would not, individually or in the aggregate, have a Material Adverse Effect, there are no past, present or, to the Company's or Partnership's knowledge after due inquiry, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company, the Partnership, the Lessee or the Subsidiaries under, or to interfere with or prevent compliance by the Company, the Partnership, the Lessee or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company, the Partnership, the Lessee nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

         (gg) in the ordinary course of its business, the Company, the Partnership, the Lessee and each of the Subsidiaries conducts a periodic review of the effect of the Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

         (hh) all tax returns required to be filed as of the date hereof by the Company, the Partnership, the Lessee and each of the Subsidiaries have been filed or valid extension to such filing have been obtained, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided;

         (ii) commencing with the Company's taxable year ended December 31, 1999, the Company was organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operations will enable it to continue to meet the requirements for qualification and taxation as a REIT. All statements in the Prospectus regarding the Company's qualification as a REIT are true, complete and correct in all material respects;

         (jj) the Company, the Partnership, the Lessee and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company and the Partnership deem adequate; such insurance insures against such losses and risks to an extent which is in accordance with customary industry practice to protect the Company, the Partnership, the Lessee and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase;

         (kk) neither the Company, the Partnership, the Lessee nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement and the Prospectus any loss or interference with its respective business from fire, explosion, flood (except as would not, individually or in the aggregate, have a Material Adverse Effect) or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

         (ll) except as disclosed in the Registration Statement and Prospectus, neither the Company, the Partnership nor the Lessee has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, the Partnership or, to the Company's knowledge, any other party to any such contract or agreement;

         (mm) the Company, the Partnership, the Lessee and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
     (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (nn) the Company has established, maintains and evaluates disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) in accordance with such rules and any related rules of the Commission or the American Stock Exchange; such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

         (oo) the Company is in compliance with all presently applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the "Sarbanes-Oxley Act") and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions;

         (pp) the Company has provided you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and since July 30, 2002, the Company has not, directly or indirectly, including through any subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

         (qq) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate;

         (rr) neither the Company, the Partnership nor any of the Subsidiaries nor, to the Company's and the Partnership's knowledge after due inquiry, any employee or agent of the Company, the Partnership or the Subsidiaries has made any payment of funds of the Company, the Partnership or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus;

         (ss) neither the Company, the Partnership nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (tt) to the Company's knowledge after due inquiry, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement and the Prospectus;

         In addition, any certificate signed by any officer of the Company, the Partnership or any of the Subsidiaries and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, the Partnership or Subsidiary, as the case may be, as to matters covered thereby, to the Underwriter.

         II. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrant to and agrees with the Underwriter that:

         (a) the Selling Stockholder now is and at the time of delivery of the Shares will be, the lawful owner of the Shares and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares, the Underwriter will acquire valid and marketable title to the Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

         (b) the Selling Stockholder has and at the time of delivery of such Shares will have, full legal right, partnership authority, power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

         (c) this Agreement has been duly executed and delivered by the Selling Stockholder and is a legal, valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms, and the execution thereof does not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Shares or any property or assets of the Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the limited partnership agreement of the Selling Stockholder, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties;

         (d) the Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (e) no filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Stockholder of its obligations hereunder or in connection with the sale and delivery of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the Act or the Exchange Act or state securities laws;

         (f) as of the date of this Agreement and until the latest of the time of purchase or the termination of the offering of the Shares, the Registration Statement and Prospectus, and any supplements or amendments thereto as relate to such Selling Stockholder do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

         (g) the sale of the Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus.

      4. Certain Covenants of the Company. The Company and the Partnership hereby agree:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

         (b) the Company will prepare the Prospectus in a form approved by the Underwriter and file such Prospectus with the Commission pursuant to Rule 424(b) under the Act not later than 10:00 A.M. (New York City time), on or before the second business day following the date of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 A.M. (New York City time) on or before the second business day following the date of this Agreement or on such other day as the parties may mutually agree) to the Underwriter copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriter may reasonably request for the purposes contemplated by the Act, and the Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

         (c) the Company will advise the Underwriter, confirming such advice in writing, of (i) the receipt of any comments from the Commission relating to any filing of the Company under the Act or the Exchange Act, (ii) any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, (iii)a notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, (iv) the suspension of the qualification of the Shares for offering or sale in any jurisdiction, (v) the initiation, threatening or contemplation of any proceedings for any of such purposes and, if the Commission or any other governmental agency or authority should issue any such order, the Company will make every reasonable effort to obtain the lifting or removal of such order as soon as possible. The Company will advise the Underwriter promptly of any proposal to amend or supplement the Registration Statement or the Prospectus including by filing any documents that would be incorporated therein by reference and to file no such amendment or supplement to which the Underwriter shall object to in writing.

         (d) the Company will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing when any post-effective amendment to the Registration Statement becomes effective under the Act.

         (e) if necessary, to file a registration statement pursuant to Rule 462(b) under the Act;

         (f) to advise the Underwriter promptly of the happening of any event within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which is reasonably likely to require the making of any change in the Prospectus then being used, or in the information incorporated by reference therein, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law. If within the time during which a Prospectus relating to the Shares is required to be delivered under the Act any event shall occur or condition shall exist which, in the reasonable opinion of the Company, the Underwriter or their counsel, would require the making of any change in the Prospectus then being used, or in the information incorporated by reference therein, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company will promptly prepare and furnish to the Underwriter copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish, at the Company's own expense, to the Underwriter and to dealers copies in such quantities and at such locations as the Underwriter may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the circumstances when it is so delivered, be misleading or so that the Prospectus will comply with the law;

         (g) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than March 31, 2005;

         (h) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders' equity and cash flow of the Company, the Partnership and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants);

         (j) to furnish to the Underwriter a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and such number of conformed copies of the foregoing (other than exhibits) as the Underwriter may reasonably request;

         (k) to furnish to you promptly and, upon request, to each of the other Underwriter for a period of five years from the date of this Agreement (i) copies of any reports, proxy statements, or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company, the Partnership or the Subsidiaries provided that the obligations of this
     Section 4(k) shall be deemed satisfied is such filings are report are timely filed with the Commission and are generally available to the public through EDGAR;

         (l) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company, the Partnership and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 7(b) hereof;

         (m) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

         (n) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriter and to dealers (including costs of mailing and shipment), (ii) the registration, sale and delivery of the Shares (excluding any stock or transfer taxes and stamp or similar duties payable upon the sale, delivery of the Shares to the Underwriter, which will be the obligation of the Selling Shareholder), (iii) the producing, word processing and/or printing of this Agreement and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriter and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriter) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriter and to dealers, (v) the listing of the Shares on the American Stock Exchange, (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriter, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriter's sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and the performance of the Company's and the Partnership's other obligations hereunder;

         (o) not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock for a period of 90 days after the date hereof (the "Lock-Up Period"), without the prior written consent of the Underwriter, except for (i) the registration of the Shares and the sales to the Underwriter pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus, (iii) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus, (iv) the issuance of up to 10,000,000 units of limited partnership interest in the Partnership in connection with the acquisition of hotel properties, provided that the recipient of such units of limited partnership agrees in writing, prior to the issuance, with the Underwriter to be bound by the terms of this section and (v) the issuance of shares of Common Stock pursuant to any dividend reinvestment component of the Company's dividend reinvestment plan;

         (p) to use its best efforts to cause the Common Stock to be listed on the American Stock Exchange; and

         (q) the Company shall use its best efforts to obtain for the benefit of the Underwriter the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of each of the individuals listed on Schedule D;

         (r) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

      5. Certain Covenants of the Company and the Selling Stockholder. The Company and the Selling Stockholder agree with the Underwriter as follows:

         (a) not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, during the Lock-Up Period, without the prior written consent of the Underwriter, except for the offer and sale of the Shares to the Underwriter pursuant to this Agreement.

         (b) The Selling Stockholder agrees to furnish to the Company and the Underwriter such information regarding the Selling Stockholder and the distribution of the Shares as is required to be delivered under the Act likely to require the making of any change in the Prospectus then being used, or the information incorporated by referenced therein, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or if it is necessary at any time to amend or supplement the Prospectus as to comply with any law.

      6. Reimbursement of Underwriter's Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to a default by the Underwriter in its obligations hereunder, the Company and the Partnership, jointly and severally, shall, in addition to paying the amounts described in Section 4(n) hereof, reimburse the Underwriter for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel; provided, however that if the Shares are not delivered to the Underwriter in accordance with this Agreement as a result of a default by the Selling Stockholder in its obligations hereunder, then the Selling Stockholder shall be responsible for reimbursing the Underwriter for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel.

      7. Conditions of Underwriter's Obligations. The several obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties on the part of the Company, the Partnership and the Selling Stockholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company, the Partnership and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

         (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Hunton & Williams LLP, counsel for the

     Company, addressed to the Underwriter, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriter and in form and substance satisfactory to Clifford Chance US LLP, counsel for the Underwriter, as provided in Exhibit C.

      (b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Shah & Byler, counsel for the Lessee, addressed to the Underwriter, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriter and in form and substance satisfactory to Clifford Chance US LLP, counsel for the Underwriter, stating that:

              (i) The Lessee has been duly formed and is validly existing as a limited partnership under the laws of the Commonwealth of Pennsylvania with the partnership power and authority to conduct its business as described in the Prospectus. The Lessee is not in violation of any provision of its certificate of limited partnership, partnership agreement or other governing documents. The Lessee is not in default under or in breach of, or subject to any event that with the giving of notice or the lapse of time or both would constitute a default under or breach of, any term or condition of any material agreement or instrument to which the Lessee is a party or by which any of its properties is bound, except as disclosed in the Prospectus.

              (ii) The Lessee owns, possesses or has obtained such permits as are necessary to own or lease the properties owned by the Company or itsSubsidiaries and to carry on its businesses in the manner described in the Prospectus; the Lessee has fulfilled and performed all of its obligations with respect to all such permits, and no event has occurred that allows, or after notice or lapse of time or both would allow, revocation or modification thereof or would result in any other impairment of the rights of the holder of any such permit to the extent the same would have a Material Adverse Effect on the Lessee.

              (iii) The execution, delivery, and performance of this Agreement, the compliance with the terms and provisions hereof and the consummation of the transactions contemplated herein and in the Registration Statement and Prospectus, do not and will not:

                               A. violate or constitute a breach of or default under the certificate of limited partnership, partnership agreement or other governing documents of the Lessee;

                               B. result in a breach of, or constitute a default under, any contract that was filed, or the form of which was filed, as an exhibit to the Registration Statement;

                               C. to such counsel's knowledge, violate any applicable statute, rule or regulation, order of any court or any federal, state, or local governmental authority or agency binding on the Lessee or any of their respective businesses, investments, properties, assets or Hotels;

                               D. to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim, or encumbrance upon any property or asset of any of the foregoing.

              (iv) To the knowledge of such counsel, the Lessee is not in violation of, or in default with respect to, any statute, rule, regulations, order, judgment, or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a materially adverse effect on the financial position, results of operations, or business of the Lessee.

              (v) To such counsel's knowledge, neither the Company nor any of the Subsidiaries is in material breach or material violation of or in material default under (nor has any event occurred which with notice, lapse of time, or both would result in any material breach or material violation of, or constitute a material default under any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected;

              (vi) To such counsel's knowledge, except as described in the Prospectus, there is not pending, threatened or contemplated, any action, suit, proceeding, inquiry or investigation before or by any court or any federal, state or local governmental authority or agency to which the Lessee or any of its officers, directors or partners are or may be a party, or to which any of the properties, assets or rights of any such entity or person may be subject, which, if determined adversely to the Lessee, (A) could reasonably be expected to have a material adverse effect on the financial position, results of operations, business or material assets of the Lessee, or (B) that could reasonably be expected to adversely affect the consummation of the transactions contemplated by this Agreement.

         (c) The Selling Stockholder shall furnish to you at the time of purchase and any additional time of purchase, an opinion of Greenberg Traurig, LLP, counsel for the Selling Stockholder, addressed to the Underwriter, and dated the time of purchase or the additional time of purchase, as the case may be, and in form and substance satisfactory to Clifford Chance US LLP, counsel for the Underwriter, stating that:

              (i) this Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder;

              (ii) the Selling Stockholder has full legal right and power, and has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares in the manner provided in the Agreement;

              (iii) upon delivery to the Underwriter of such Shares against payment therefor, assuming that the Underwriter does not have notice of any adverse claims with respect to the Shares within the meaning of
         Section 8-105 of the Uniform Commercial Code as in effect on the date hereof in the State of New York (the "UCC"), the Underwriter will acquire such Shares free of any adverse claims within the meaning of
         Section 8-303 of the UCC;

              (iv) the delivery to the Underwriter of such Shares against payment therefor will pass valid and marketable title of the Shares to the Underwriter, free and clear of any lien or security interest, and to our knowledge, any claim, encumbrance, community property right, restriction on transfer or other defect in title;

              (v) the execution of the Agreement does not and will not, whether with or without the giving of notice or passage of time or both, result in any violation of the provisions of the limited partnership agreement of the Selling Stockholder;

              (vi) the Selling Stockholder has been duly authorized to execute and deliver on behalf of the Selling Stockholder the Agreement and any other document reasonably necessary in connection with the transactions contemplated thereby and to deliver the Shares; and

              (vii) nothing has come to our attention which indicates that the statements in the Prospectus under the caption "Selling Shareholder", contained a misstatement of a material fact or omitted to state a material fact required to be stated therein, or necessary to make the statements contained therein, not misleading.

         (d) You shall have received from Moore Stephens, P.C. and Reznick Fedder & Silverman, CPAs, PC letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriter in the forms heretofore approved by the Underwriter.

         (e) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Clifford Chance US LLP, counsel for the Underwriter, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to you.

         (f) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you object in writing.

         (g) Prior to the time of purchase and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (h) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, no material adverse change or any development reasonably expected to result in a material adverse change in the business, properties, management, financial condition or results of operations of the Company, the Partnership and the Subsidiaries taken as a whole shall occur or become known.

         (i) The Company and the Partnership will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, in the case of the Company, and of its general partner, in the case of the Partnership, in the form attached as Exhibit B hereto.

         (j) You shall have received signed Lock-up Agreements referred to in
     Section 4(q) hereof.

         (k) The Company, the Partnership and the Selling Stockholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

         (l) The Shares shall have been approved for listing on the American Exchange.

         (m) The Selling Stockholder will at the time of purchase and at the additional time of purchase, as the case may be, deliver to you a certificate to the effect that the representations and the warranties of the Selling Stockholder as set forth in this Agreement are true and correct as of each such date.

      8. Termination. The obligations of the Underwriter hereunder shall be subject to termination in the absolute discretion of the Underwriter if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development reasonably expected to result in a material adverse change in the business, properties, management, financial condition or results of operations of the Company, the Partnership, the Lessee and the

Subsidiaries taken as a whole, which would, in the Underwriter's judgment, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) since of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on the American Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or
(v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Underwriter's judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (z) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

         If the Underwriter elects to terminate this Agreement as provided in this Section 8, the Company and the Selling Stockholder shall be notified promptly in writing.

         If the sale to the Underwriter of the Shares, as contemplated by this Agreement, is not carried out by the Underwriter for any reason permitted under this Agreement or if such sale is not carried out because the Company, the Partnership or the Selling Stockholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Stockholder, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(n), 6 and 9 hereof), and the Underwriter shall be under no obligation or liability to the Company, the Partnership or the Selling Stockholder under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

      9. Indemnity and Contribution.

          (a) The Company and the Partnership, jointly and severally, agree to indemnify, defend and hold harmless the Underwriter, its partners, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any the Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus, including any documents filed under the Exchange Act and deemed to be incorporated by reference therein, and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or the Partnership or based upon written information furnished by or on behalf of the Company or the Partnership including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Shares.

         If any action, suit or proceeding (each, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or the Partnership pursuant to the foregoing paragraph, the Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company or the Partnership from any liability which the Company or the Partnership may have to the Underwriter or any such person or otherwise, unless and to the extent such failure to so notify results in the forfeiture of substantive rights or defenses by the Company or the partnership. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or the Partnership in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or the Partnership (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company and the Partnership shall not be liable for any settlement of any Proceeding effected without their written consent but if settled with the written consent of the Company or the Partnership, the Company and the Partnership agree to indemnify and hold harmless the Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

          (b) The Selling Stockholder agrees to indemnify, defend and hold harmless the Underwriter, its partners, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning the Selling Stockholder.

          (c) The Underwriter agrees to indemnify, defend and hold harmless the Company, the Partnership and the Selling Stockholder, their directors and officers, and any person who controls the Company or the Partnership within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Partnership, the Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

          If any Proceeding is brought against the Company, the Partnership or the Selling Stockholder or any such person in respect of which indemnity may be sought against the Underwriter pursuant to the foregoing paragraph, the Company, the Partnership or such person shall promptly notify the Underwriter in writing of the institution of such Proceeding and the Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Underwriter shall not relieve the Underwriter from any liability which the Underwriter may have to the Company, the Partnership, the Selling Stockholder or any such person or otherwise. The Company, the Partnership, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Partnership, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Underwriter in connection with the defense of such Proceeding or the Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Underwriter (in which case the Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), in any of which events such fees and expenses shall be borne by the Underwriter and paid as incurred (it being understood, however, that the Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of the Underwriter but if settled with the written consent of the Underwriter, the Underwriter agrees to indemnify and hold harmless the Company, the Partnership, the Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if
     (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

          (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling

     Stockholder on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company, the Partnership and the Selling Stockholder on the one hand and of the Underwriter on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Partnership and the Selling Stockholder on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Stockholder and the total underwriting discounts and commissions received by the Underwriter, bear to the aggregate public offering price of the Shares. The relative fault of the Company, the Partnership and the Selling Stockholder on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Partnership, the Selling Stockholder or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

          (e) The Company, the Partnership, the Selling Stockholder and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which the Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligation to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

          (f) The indemnity and contribution agreements contained in this
     Section 9 and the covenants, warranties and representations of the Company, the Partnership and the Selling Stockholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Underwriter within the meaning of Section 15 of the Act or
     Section 20 of the Exchange Act, or by or on behalf of the Company, the Partnership, the Selling Stockholder, their directors or officers or any person who controls the Company, the Partnership or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, the Partnership, the Selling Stockholder and the

     Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the sale of the Shares, or in connection with the Registration Statement or the Prospectus.

         10. Information Furnished. The statements set forth in the first paragraph under the caption "Underwriting - Commissions and Discounts" and under the caption "Underwriting - Price Stabilization Short Positions" in the Prospectus constitute the only information furnished by or on behalf of the Underwriter as such information is referred to in Sections 3 and 9 hereof.

         11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriter, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, N.Y. 10171-0026, and, if to the Company or the Partnership shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 148 Sheraton Drive, Box A, New Cumberland, PA 17070, Attention: Ashish R. Parikh, and, if to the Selling Stockholder shall be sufficient in all respects if delivered or sent to the Selling Stockholder at the offices of the Selling Stockholder at CNL Hospitality Partners, LP, CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801-3336, Attention: Brian Strickland.

         12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company, the Partnership and the Selling Stockholder consent to the jurisdiction of such courts and personal service with respect thereto. The Company, the Partnership and the Selling Stockholder hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriter or any indemnified party. The Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Partnership and the Selling Stockholder (on its behalf and, to the extent permitted by applicable law, on behalf of its partners and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company, the Partnership and the Selling Stockholder agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company, the Partnership and/or the Selling Stockholder and may be enforced in any other courts to the jurisdiction of which the Company, the Partnership or the Selling Stockholder is or may be subject, by suit upon such judgment.

         14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriter, the Company, the Partnership and the Selling Stockholder and to the extent provided in Section 9 hereof the controlling persons, partners, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

         15. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         16. Successors and Assigns. This Agreement shall be binding upon the Underwriter, the Company, the Partnership, the Selling Stockholder and their successors and assigns and any successor or assign of any substantial portion of the Company's, the Partnership's, the Selling Stockholder's and the Underwriter's respective businesses and/or assets.

         17. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

         If the foregoing correctly sets forth the understanding between the Company, the Partnership, the Selling Stockholder and the Underwriter, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement between the Company, the Partnership, the Selling Stockholder and the Underwriter, severally.

                              Very truly yours,

                              HERSHA HOSPITALITY TRUST


                              By:
                                   ---------------------------------------------
                              Title:

                              HERSHA HOSPITALITY LIMITED PARTNERSHIP


                              By:  Hersha Hospitality Trust, its sole
                                   general partner

                                     By:
                                          --------------------------------------
                                     Title:

                              CNL HOSPITALITY PARTNERS, L.P.


                              By:  CNL Hospitality GP Corp., its sole
                                   general partner

                                     By:
                                          --------------------------------------
                                     Title:

Accepted and agreed to as of the
date first above written.

By:  UBS SECURITIES LLC

By:
     ---------------------------
     Title:


By:
     ---------------------------
     Title:


                                                             SCHEDULE A

                                                            SUBSIDIARIES

                                                                                                                  STATE OF
NAME OF ENTITY                                                               OWNERSHIP                           FORMATION
--------------                                                               ---------                           ---------

Hersha Hospitality Trust                                                        NA                                  MD


Hersha Hospitality Limited Partnership ("HHLP")                                 NA                                  VA


Hersha Hospitality, LLC ("HH LLC")                                         100% BY HHLP                             VA


Hersha Hospitality Limited Liability Company  Carlisle                    100% BY HHLP                              DE


Hersha Hospitality Limited Liability Company  Danville                    100% BY HHLP                              DE


Hersha Hospitality Limited Liability Company  Duluth I                    100% BY HHLP                              DE


Hersha Hospitality Limited Liability Company  Duluth                      100% BY HHLP                              DE
II


Hersha Hospitality Limited Liability Company  Hershey                     100% BY HHLP                              DE


Hersha Hospitality Limited Liability Company  New                         100% BY HHLP                              DE
Columbia


Hersha Hospitality Limited Liability Company  New                         100% BY HHLP                              DE
Cumberland,


Hersha Hospitality Limited Liability Company  Newnan                      100% BY HHLP                              DE


Hersha Hospitality Limited Liability Company                              100% BY HHLP                              DE
Peachtree


Hersha Hospitality Limited Liability Company                              100% BY HHLP                              DE
Selinsgrove


Hersha Hospitality Limited Liability Company  West                        100% BY HHLP                              DE
Hanover,


HHLP Valley Forge Associates                                                99% BY HHLP                              PA
                                                                           1% BY HH LLC


944 Associates                                                              99% BY HHLP                              PA
                                                            1% by Hersha Hospitality Limited Liability
                                                                         CompanyCarlisle



1244 Associates                                                             99% by HHLP                              PA
                                                            1% by Hersha Hospitality Limited Liability
                                                                      CompanyNew Cumberland


2144 Associates  Hershey                                                   99% by HHLP                              PA
                                                            1% by Hersha Hospitality Limited Liability
                                                                          CompanyHershey


2144 Associates  New Columbia                                              99% by HHLP                              PA
                                                            1% by Hersha Hospitality Limited Liability
                                                                       CompanyNew Columbia


2144 Associates  Selinsgrove                                               99% by HHLP                              PA
                                                            1% by Hersha Hospitality Limited Liability
                                                                        CompanySelinsgrove


2444 Associates                                                             99% by HHLP                              PA
                                                            1% by Hersha Hospitality Limited Liability
                                                                       CompanyWest Hanover


2844 Associates                                                             99% by HHLP                              PA
                                                                           1% by HH LLC


3044 Associates                                                           99% by HHLP and                            PA
                                                                           1% by HH LLC


3144 Associates                                                             99% by HHLP                              PA
                                                                           1% by HH LLC


3544 Associates                                                             99% by HHLP                              PA
                                                                           1% by HH LLC


5644 Duluth I Associates                                                    99% by HHLP                              PA
                                                            1% by Hersha Hospitality Limited Liability
                                                                         CompanyDuluth I


5744 Duluth II Associates                                                   99% by HHLP                              PA
                                                            1% by Hersha Hospitality Limited Liability
                                                                         CompanyDuluth II


5844 Newnan Associates                                                      99% by HHLP                              PA
                                                            1% by Hersha Hospitality Limited Liability
                                                                          CompanyNewnan

                                                                 2


5944 Peachtree Associates                                                   99% by HHLP                              PA
                                                            1% by Hersha Hospitality Limited Liability
                                                                         CompanyPeachtree


5544 JFK III Associates                                                     99% by HHLP                              PA
                                                                           1% by HH LLC


Metro Two Hotel, LLC                                                       100% by HHLP                              FL


HT/CNL Metro Hotels, LP                                                   33.33% by HHLP                             DE
                                                              66.67% by CNL Hospitality Partners, LP


Chelsea Grand East, LLC                                          100% by HT / CNL Metro Hotels, LP                   NY


44 New England Management Company                                          100% by HHLP                              DE


HHM Leasehold Interests, Inc.                                 99% by Hersha Hospitality Management LP                DE
                                                                            1% by HHLP


Hersha CNL TRS, Inc.                                             100% by HT / CNL Metro Hotels, LP                   DE


PRA Glastonbury, LLC                                                        40% by HHLP                              CT


Hersha PRA TRS, Inc.                                                        40% by HHLP                              DE


44 Framingham Associates, LLC                                              100% by HHLP                              MA


44 Hartford Associates, LLC                                                100% by HHLP                              CT


Logan Hospitality Associates, LLC                                           55% by HHLP                              MA

                  Schedule B -- Holders of Registration Rights

None.

       Schedule C -- Properties Encumbered by Liens Relating to Financing

Property                           Lender

Hampton Inn
   Carlisle                        Lehman Brothers
   Danville                        Lehman Brothers
   Selinsgrove                     Lehman Brothers
   Hershey                         Waypoint Bank
   Newnan                          GECC
   Peachtree City                  GECC
Holiday Inn
   Harrisburg                      Lehman Brothers
Holiday Inn Express
   Hershey                         Lehman Brothers
   New Columbia                    Lehman Brothers
   Duluth                          Lehman Brothers
   Long Island City, NY            GE Capital
Doubletree Club
   Jamaica, NY                     GE Capital
Comfort Inn/Suites
   Harrisburg                      Lehman Brothers
   Duluth                          Lehman Brothers
Mainstay Suites/Sleep Inn
   Valley Forge, PA                Royal Bank
Mainstay Suites
   Frederick MD                    Peoples Bank

Line of Credit                     Sovereign Bank

                                   Schedule D

A.       Lock Up Letters

        1.    From Trustees and Officers

             (a)      Hasu P. Shah

             (b) Jay H. Shah

             (c) Ashish R. Parikh

             (d) Neil H. Shah

             (e) Kiran P. Patel

             (f) David L. Desfor

             (g) K.D. Patel

             (h) Michael A. Leven

             (i) Donald J. Landry

             (j) John M. Sabin

             (k) Thomas S. Capello

             (l) William Lehr, Jr.

                                    Exhibit A

                            HERSHA HOSPITALITY TRUST

                                  Common Shares

                               ($ 0.01 Par Value)

                                                                  April 7, 2004
UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

         This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by Hersha Hospitality Trust (the "Company"), a certain selling shareholder and you, with respect to the public offering (the "Offering") of Common Shares, par value $ 0.01 per share, of the Company (the "Common Stock") by the selling shareholder.

         In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period of 90 days after the date of the final prospectus relating to the Offering the undersigned will not, without the prior written consent of the Underwriter, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock or any other series of common stock of the Company (the "Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Letter Agreement or (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Letter Agreement.

         In addition, the undersigned further agrees that, for a period of 90 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of the Underwriter, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.

         If (i) the Company or the selling shareholder notifies you in writing that it does not intend to proceed with the Offering or (ii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

                                Yours very truly,


                                ---------------------------------
                                Name:

                                    Exhibit B

                              Officers' Certificate

1. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to their knowledge, threatened under the Act

2.   They have reviewed the Registration Statement and the Prospectus.

3. The representations and warranties of the Company and the Partnership as set forth in this Agreement are true and correct as of the time of purchase and, if applicable, the additional time of purchase.

4. The Company and the Partnership have performed all of their obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be.

5. The conditions set forth in paragraphs (h) and (i) of Section 7 of this Agreement have been met.

                                    Exhibit C

Based upon the subject to the foregoing, we are of the opinion that:

1. The Partnership is a limited partnership duly formed and validly existing under the laws of the Commonwealth of Virginia, with full partnership power and authority to execute the Underwriting Agreement and enter into the transactions contemplated thereby and to own its properties and conduct its business as described in the Final Prospectus.

2. The Partnership is qualified to transact business as a foreign partnership and is in good standing in New Jersey and Pennsylvania.

3. The Company is the sole general partner of the Partnership.

4. The Company is qualified to transact business as a foreign entity and is in good standing under the laws of Pennsylvania.

5. The Underwriting Agreement has been duly authorized by all necessary partnership action and has been duly executed and delivered by the Partnership.

6. The execution and delivery of the Underwriting Agreement by the Company and the Partnership does not, and the performance by the Company and the Partnership of the transactions contemplated by the Underwriting Agreement will not:

         (a) violate or constitute a breach under the Certificate of Limited Partnership of the Partnership or the Partnership Agreement;

         (b) violate or constitute a breach under any agreement that was filed, or the form of which was filed, as an exhibit to the Registration Statement;

         (c) violate any laws of the Commonwealth of Virginia or the federal laws of the United States applicable to the Partnership or, to our knowledge, any judgment, decree or order binding on the Company or the Partnership or any of their investments or properties; or

         (d) to our knowledge, result in the creation or imposition of any lien, charge, encumbrance on or security interest in, any assets of the Company or the Partnership pursuant to laws of the Commonwealth of Virginia or the federal laws of the United States applicable to the Partnership or any judgment, decree or order binding on the Company or the Partnership or any of their properties or any agreement filed as an exhibit to the Registration Statement or describe therein.

7. The Common Shares, including the Shares, have been approved for listing on the American Stock Exchange, subject to final notice of issuance.

8. The Registration Statement has become effective under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

9. The Prospectus was filed pursuant to Rule 424(b)(4) within the time period specified under the Act.

10. No filing with, notice to, or consent, approval, authorization or order of any court or governmental agency or body or official is required to be made in connection with the execution, delivery and performance of the Underwriting Agreement by the Company or the Partnership, other than the registration of the shares pursuant to the Act; provided however that the foregoing opinion does not address the state securities or blue sky laws of the various jurisdictions in which the Shares have or are being offered by the Underwriters.

11. To our knowledge, neither the Company, the Partnership, HT/CNL Metro Hotels, LP or 44 New England Management Company is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in a breach or violation of, or constitute a default under), its respective declaration of trust, certificate of limited partnership, partnership agreement, articles of incorporation or bylaws, as applicable.

12. To our knowledge, there is no action, suit or proceeding before any court or administrative body pending or threatened against or affecting the Company or the Partnership or any of their respective officers, trustees or properties, which would be required to be described in the Registration Statement or Prospectus but are not so described.

13. The Company is not, and after giving effect to the transactions contemplated by the Underwriting Agreement will not be, an "investment company" or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended.

14. The information contained in the Prospectus under the headings "CNL Strategic Alliance" and "Operating Partnership Agreement," insofar as such information purports to be a summary of documents referred to therein or of the laws of the Commonwealth of Virginia, and any other statement purporting to be descriptions of the laws of the Commonwealth of Virginia (a) have been reviewed by us and are correct in all material respects, and (b) fairly present the information required by the rules and regulations promulgated under the Act.

15. To our knowledge, except as disclosed on Schedule C to the Underwriting Agreement, no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or otherwise known to us, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interest of the Company, or to include any such shares or interest in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise.

16. The Company is a real estate investment trust duly formed and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT. The Company has trust power to (i) own, lease and operate its properties and conduct its business as described in the Registration Statement and (ii) execute and deliver the Underwriting Agreement.

17. The Underwriting Agreement has been duly authorized, executed and, so far as is known to us, delivered on behalf of the Company.

18. The Shares have been duly authorized and, when and if delivered against payment therefor in accordance with the Pricing Committee Resolutions and the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

19. The authorized, issued and outstanding shares of beneficial interest of the Company are as set forth in the line items "Preferred Shares," Class A Common Shares" and "Class B Common Shares" under the caption "Capitalization" in the Prospectus (except for subsequent issuances (or forfeitures) pursuant to the Underwriting Agreement or pursuant to employee benefit plans or the exercise of options referred to in the Prospectus or the documents incorporated by reference therein).

20. All of the issued and outstanding shares of beneficial interest of the Company (the "Outstanding Shares") have been duly authorized and validly issued, are fully paid and nonassessable and no holders of Outstanding Shares are entitled to preemptive or other rights to subscribe for the Shares arising under the Maryland REIT Law or the Declaration of Trust or Bylaws.

21. No holders of the Shares are entitled to preemptive or other rights to subscribe for shares of the Company arising under the Maryland REIT Law or the Declaration of Trust or Bylaws.

22. The certificates evidencing the Shares are in due and proper form, and no personal liability will attach, under the laws of the State of Maryland, to holders of the Shares for any debt or obligation of the Company solely as a result of their status as shareholders of the Company.

23. The shares of beneficial interest of the Company, including the Shares, conform to the description thereof contained in the Registration Statement.

24. The execution, delivery and performance of the Underwriting Agreement by the Company and the consummation by the Company of the transactions contemplated thereby,do not and will not conflict with, result in any breach or violation of, or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of, or constitute a default under) the Declaration of Trust or Bylaws or any statute, regulation or rule of the State of Maryland applicable to the Company or any of its subsidiaries.

25. The statements set forth in the Prospectus under the captions "Description of Shares of Beneficial Interest" and "Certain Provisions of Maryland and Law and of Our Declaration of Trust and Bylaws," insofar as they purport to constitute a summary of the terms of the Company's common shares of beneficial interest (the "Common Shares") and laws related thereto, fairly summarize such terms and applicable law, and the Common Shares conform in all material respects as to legal matters to the description thereof contained in the Registration Statement, except that no opinion is expressed concerning the priority of the Class A Common Shares, including the Shares, over units of partnership interest in the Operating Partnership with respect to distributions.

We have participated in various conferences with the officers and other representatives of the Company and representatives of Reznick Fedder & Silverman CPAs, PC, the Company's independent certified public accountants. In some conferences you and your counsel also participated. At those conferences, the contents of the Registration Statement and Prospectus and related matters were discussed and revised. Since the dates of those conferences, we have inquired of certain officers whether there has been any material change in the affairs of the Company.

Because of the inherent limitations in the independent verification of factual matters, and the character of determinations involved in the preparation of registration statements under the Securities Act, we are not passing upon, and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus except as stated in paragraph 25 of Part I above. We do not express any opinion or belief as to the financial statements, related schedules or other financial and statistical information contained or incorporated by reference in the Registration Statement or Prospectus. However, subject to the foregoing, on the basis of our participation in the conferences referred to above and our examination of the documents referred to herein, we advise you that (a) in our opinion, the Registration Statement, when it became effective, and the Prospectus, as of its date and as of the date hereof, and the filings incorporated by reference in the Registration Statement as of the date they were declared effective, (other than the financial statements and other financial or statistical data included therein or incorporated by reference, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder; and (b) we do not know of any affiliate transactions, off-balance sheet transactions, or material agreements of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required. Further, nothing has come to our attention that leads us to believe that the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading.